UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

PARTS ID, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of principal executive offices, including zip code)

609-642-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On September 28, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) convened its special meeting of stockholders to approve, for purposes of complying with Section 713(a)(ii) of the NYSE American LLC Company Guide, the potential issuance of shares of the Company’s Class A common stock (the “Common Stock”) underlying convertible notes and warrants issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated July 14, 2023, as amended, by and between the Company and Lind Global Fund II, LP, that ultimately may equal an amount that is 20% or more of the presently outstanding Common Stock for less than the greater of book or market value of the stock (the “Special Meeting”). There were 17,044,238 shares of common stock present virtually or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s amended and restated bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 21, 2023 (the “Proxy Statement”).

The adjourned Special Meeting is scheduled to reconvene on Thursday, October 5, 2023 at 11:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/ ID2023SM. The close of business on August 21, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC website at www.sec.gov.

During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly. As of August 21, 2023, the Company had 35,102,553 shares of common stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2023

PARTS ID, INC.

By:	/s/ John Pendleton
	Name:	John Pendleton
	Title:	Executive Vice President, Legal & Corporate Affairs

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